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                             TERM PROMISSORY NOTE


$14,000,000.00                                             Hartford, Connecticut
                                                                   June 30, 1998


     FOR VALUE RECEIVED, the undersigned, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation ("BORROWER"), with its chief executive office at 1790 New Britain Avenue, Farmington, Connecticut 06032, promises to pay to the order of FLEET NATIONAL BANK f/k/a FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A. f/k/a CONNECTICUT NATIONAL BANK, a national banking association ("LENDER"), at its place of business at 777 Main Street, Hartford, Connecticut or at such other place as Lender may from time to time designate in writing, the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000.00) (the "PRINCIPAL AMOUNT"), pursuant to that certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, and as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of March 27, 1997, as further amended by a Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of May 22, 1998 and as further amended by a certain Eleventh Amendment to Loans and Security Agreement, Modification of Notes and Reaffirmation of Guaranties of even date herewith between Borrower and Lender (as amended and in effect from time to time, the "LOAN AGREEMENT"), together with (i) interest at the rate and in the manner provided in the Loan Agreement; (ii) all amounts which may become due under the Loan Agreement or any of the other Loan Documents; (iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, or the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against Lender or upon the debt evidenced hereby. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

     Borrower shall make mandatory scheduled principal payments monthly in the amount of (a) $83,333.33 per month, commencing July 1, 1999 and continuing on the first day of each succeeding month thereafter through and including June 1, 2002, (b) $250,000 per month commencing on July 1, 2002 and continuing on the first day of each succeeding month thereafter through and including





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June 1, 2003 and (c) $333,333.33 per month commencing on July 1, 2003 and continuing on the first day of each succeeding month thereafter through and including June 1, 2005 except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on June 30, 2005 (the "MATURITY DATE").

     Interest on the Principal Amount shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable at the rate and in the manner as provided in the Loan Agreement until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.

     In the event that Lender has not received, within fifteen (15) days of its due date, any installment of the Principal Amount and interest (upon the Maturity Date or otherwise), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to five percent (5%) of such amount due. The minimum late charge shall be $15.00.

     Upon the occurrence of default by Borrower in the performance of any of Borrower's obligations hereunder, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, the interest rate of this Note shall increase without notice, as provided in the Loan Agreement. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     Borrower may prepay the Note only as permitted under the Loan Agreement and subject to the payment of such prepayment premiums or penalties contained therein.

     Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.

     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

     Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular


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shall include the plural, as the context shall require.  In the event that
Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.

     TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.

     Lender may at any time pledge all or any portion of its rights under this note and any other loan documents evidencing, securing or relating thereto to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the loan documents.

     BORROWER AND LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS





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WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS NOTE AND MAKE
THE LOAN EVIDENCED BY THE NOTE.

                                 BORROWER:

                                 EDAC TECHNOLOGIES CORPORATION


                                 By:  /s/ Ronald G. Popolizio
                                    -------------------------------------
                                          Ronald G. Popolizio
                                          Its Vice President
                                          (Duly Authorized)












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